UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 14, 2020

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On September 14, 2020, in connection with the Offering (as defined below), OneWater Marine Inc. (the “Company”), Special Situations Investing Group II, LLC (“Goldman”) and certain other members of One Water Marine Holdings, LLC (“OneWater LLC”) entered into a waiver agreement (the “Waiver”) to the Fourth Amended and Restated Limited Liability Company Agreement of OneWater LLC, dated as of February 11, 2020, and previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 18, 2020 (the “OneWater LLC Agreement”), pursuant to which the beneficial ownership limitation imposed on Goldman’s Redemption Right (as defined in the OneWater LLC Agreement) will be immediately raised to 19.99% on a one-time basis contingent on the consummation of the Offering and the redemptions made in connection therewith. The Waiver applies only to a redemption in connection with the Offering and does not amend the OneWater LLC Agreement or otherwise waive any other requirement of the OneWater LLC Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Waiver, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01          Regulation FD Disclosure.

On September 14, 2020, the Company issued a press release announcing the launch of an underwritten public offering (the “Offering”) of 3,170,868 shares of its Class A common stock, par value $0.01 per share (“Class A common stock”) pursuant to a registration statement on Form S-1 previously filed with the Securities and Exchange Commission. The Company is offering 425,000 shares of its Class A common stock, and the selling stockholders named in the registration statement are offering 2,745,868 shares of OneWater’s Class A common stock. In addition, Goldman intends to grant the underwriters a 30-day option to purchase up to an additional 475,630 shares of OneWater’s Class A common stock. The press release also provides a business update for the Company’s fiscal fourth quarter-to-date ended August 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Waiver Agreement, dated September 14, 2020, by and among OneWater Marine Inc., Special Situations Investing Group II, LLC, and the other parties listed on the signature pages thereto.

99.1	Press Release issued by OneWater Marine Inc., dated September 14, 2020.*

*          Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

Dated: September 14, 2020